Exhibit 99.1
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                             Joint Filer Information
                             -----------------------

Name and Address of Reporting Person:              Phlcorp, Inc.
                                                   529 East South Temple
                                                   Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:          AmeriCredit Corp. (ACF)

Relationship of Joint Filer to Issuer:             10% Owner (1)

Date of Event Requiring Statement:                 March 14, 2008

Designated Filer:                                  Leucadia National Corporation





SIGNATURE:

PHLCORP, INC.



By:  /s/  Joseph A. Orlando
   -----------------------------
  Name:  Joseph A. Orlando
  Title: Vice President

Dated:   March 18, 2008



(1) Reflects 26,086,440 shares of AmeriCredit common stock directly owned by Baldwin Enterprises, Inc. ("Baldwin") and indirectly owned by Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia") and 3,250,000 shares of AmeriCredit common stock directly owned by RCG Baldwin, L.P. ("RCG Baldwin"), as nominee for Baldwin, and indirectly owned by Baldwin, Phlcorp and Leucadia. Baldwin is a wholly-owned subsidiary of Phlcorp and Phlcorp is a wholly-owned subsidiary of Leucadia. Baldwin, the sole limited partner of RCG Baldwin, has decision making authority and pecuniary interest with respect to the shares of AmeriCredit common stock owned directly by RCG Baldwin pursuant to an agreement with the general partner.




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




                             Joint Filer Information
                             -----------------------

Name and Address of Reporting Person:              Baldwin Enterprises, Inc.
                                                   529 East South Temple
                                                   Salt Lake City, Utah 84102

Issuer Name and Ticker or Trading Symbol:          AmeriCredit Corp.
                                                   (ACF)

Relationship of Joint Filer to Issuer:             10% Owner (1)

Date of Event Requiring Statement:                 March 14, 2008

Designated Filer:                                  Leucadia National Corporation




SIGNATURE:

BALDWIN ENTERPRISES, INC.


By:  /s/  Joseph A. Orlando
   -----------------------------
  Name:  Joseph A. Orlando
  Title: Vice President


Dated:   March 18, 2008



(1) Reflects 26,086,440 shares of AmeriCredit common stock directly owned by Baldwin Enterprises, Inc. ("Baldwin") and indirectly owned by Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia") and 3,250,000 shares of AmeriCredit common stock directly owned by RCG Baldwin, L.P. ("RCG Baldwin"), as nominee for Baldwin, and indirectly owned by Baldwin, Phlcorp and Leucadia. Baldwin is a wholly-owned subsidiary of Phlcorp and Phlcorp is a wholly-owned subsidiary of Leucadia. Baldwin, the sole limited partner of RCG Baldwin, has decision making authority and pecuniary interest with respect to the shares of AmeriCredit common stock owned directly by RCG Baldwin pursuant to an agreement with the general partner.





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



                             Joint Filer Information
                             -----------------------

Name and Address of Reporting Person:              RCG Baldwin, LP
                                                   666 Third Avenue
                                                   26th Floor
                                                   New York, New York 10017

Issuer Name and Ticker or Trading Symbol:          AmeriCredit Corp.
                                                   (ACF)

Relationship of Joint Filer to Issuer:             10% Owner (1)

Date of Event Requiring Statement:                 January 22, 2008

Designated Filer:                                  Leucadia National Corporation



SIGNATURE:

RCG BALDWIN, L.P.
     By: Ramius Advisors, LLC, its general partner
     By: Baldwin Enterprises, Inc., as attorney-in-fact


By:  /s/  Joseph A. Orlando
   -----------------------------
  Name:  Joseph A. Orlando
  Title: Vice President

Dated:   March 18, 2008



(1) Reflects 26,086,440 shares of AmeriCredit common stock directly owned by Baldwin Enterprises, Inc. ("Baldwin") and indirectly owned by Phlcorp, Inc. ("Phlcorp") and Leucadia National Corporation ("Leucadia") and 3,250,000 shares of AmeriCredit common stock directly owned by RCG Baldwin, L.P. ("RCG Baldwin"), as nominee for Baldwin, and indirectly owned by Baldwin, Phlcorp and Leucadia. Baldwin is a wholly-owned subsidiary of Phlcorp and Phlcorp is a wholly-owned subsidiary of Leucadia. Baldwin, the sole limited partner of RCG Baldwin, has decision making authority and pecuniary interest with respect to the shares of AmeriCredit common stock owned directly by RCG Baldwin pursuant to an agreement with the general partner.




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